                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

    A NATIONAL BANKING ASSOCIATION                        36-0899825
                                                          (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

1 BANK ONE PLAZA, CHICAGO, ILLINOIS                       60670-0120
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 BANK ONE, N.A.
              1 BANK ONE PLAZA, SUITE IL1-0120, THE LAW DEPARTMENT
                          CHICAGO, ILLINOIS 60670-0120
             ATTN: SANDRA L. CARUBA, SENIOR COUNSEL, (312) 336-9436
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                              THE GILLETTE COMPANY
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                         04-1366970
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

PRUDENTIAL TOWER BUILDING
BOSTON, MASSACHUSETTS                                     02199
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 DEBT SECURITIES
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
          TRUSTEE:

          (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.   A copy of the existing by-laws of the trustee.*

          5.   Not Applicable.

          6.   The consent of the trustee required by Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not Applicable.

          9.   Not Applicable.

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 7th day of March, 2003.

                      BANK ONE, N.A.,
                      TRUSTEE

                      By   /s/ Sandra L. Caruba
                         -------------------------------------------------------
                           Sandra L. Caruba
                           Senior Counsel

* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, N.A., FILED AS
EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

                                    EXHIBIT 6

                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                                                   March 7, 2003

Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

                In connection with the qualification of an indenture between The Gillette Company and Bank One, N.A., the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                  Very truly yours,

                                  BANK ONE, NATIONAL ASSOCIATION

                                    By  /s/ Sandra L. Caruba
                                       -----------------------------------------
                                        Sandra L. Caruba
                                        Senior Counsel

BANK ONE, NA                                                           FFIEC 031
----------------------------------------------                         RC-1
Legal Title of Bank
                                                                        --------
CHICAGO                                                                    11
----------------------------------------------                          --------
City

IL                                 60670
----------------------------------------------
State                              Zip Code

Transmitted to EDS as 0226086 on 02/12/2003 at 02:12:13 CST

FDIC Certificate Number - 03618

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET



                                                                               Dollar Amounts In Thousands  RCFD  Bil Mil Thou
                                                                               ---------------------------  ----  ------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1)                                               0081   15,002,000    1.a
    b. Interest-bearing balances (2)                                                                        0071    1,498,000    1.b
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                           1754            0    2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)                                         1773   47,652,000    2.b
3.  Federal funds sold and securities purchased under agreements to resell:                                 RCON
                                                                                                            ----
    a. FEDERAL FUNDS SOLD IN DOMESTIC OFFICES                                                               B987   10,827,000    3.a
                                                                                                            RCFD
                                                                                                            ----
    b. SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL (3)                                                  B989    8,674,000    3.b
4.  Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale                                                                       5369    3,633,000    4.a
    b. Loans and leases, net of unearned income                                     B528  117,893,000                            4.b
    c. LESS: Allowance for loan and lease losses                                    3123    3,525,000                            4.c
    d. Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c)                                                                                 B529  114,368,000    4.d
5.  Trading assets (from Schedule RC-D)                                                                     3545    5,334,000    5
6.  Premises and fixed assets (including capitalized leases)                                                2145    1,244,000    6
7.  0ther real estate owned (from Schedule RC-M)                                                            2150       71,000    7
8.  Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)                                                                                    2130      119,000    8
9.  Customers' liability to this bank on acceptances outstanding                                            2155      222,000    9
10. Intangible assets:
    a. Goodwill                                                                                             3163      601,000   10.a
    b. Other intangible assets (from Schedule RC-M)                                                         0426       58,000   10.b
11. Other assets (from Schedule RC-F)                                                                       2160    8,234,000   11
                                                                                                                  -----------
12. Total assets (sum of items 1 through 11)                                                                2170  217,537,000   12
                                                                                                                  ===========

----------

(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

BANK ONE, NA                                                           FFIEC 031
----------------------------------------------                         RC-2
Legal Title of Bank
                                                                        --------
Transmitted to EDS as 0226086 on 02/12/2003 at 02:12:13 CST                12
                                                                        --------
FDIC Certificate Number - 03618

SCHEDULE RC--CONTINUED

                                                                             Dollar Amounts In Thousands        Bil Mil Thou
                                                                             ---------------------------        ------------
LIABILITIES
13. Deposits:                                                                                             RCON
    a. In domestic offices (sum of totals of columns A and C from                                         ----
        Schedule RC-E, part I)                                                                            2200  123,677,000   13.a
       (1) Noninterest-bearing (1)                                                 6631  45,856,000                           13.a.1
       (2) Interest-bearing                                                        6636  77,821,000                           13.a.2
                                                                                                          RCFN
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                      ----
       (from Schedule RC-E, part II)                                                                      2200   23,976,000   13.b
       (1) Noninterest-bearing                                                     6631     442,000                           13.b.1
       (2) Interest-bearing                                                        6636  23,534,000                           13.b.2
14. Federal funds purchased and securities sold under agreements to                                       RCON
    repurchase:                                                                                           ----
    a. FEDERAL FUNDS PURCHASED IN DOMESTIC OFFICES (2)                                                    B993    5,797,000   14.a
                                                                                                          RCFD
                                                                                                          ----
    b. SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE (3)                                                 B995    4,289,000   14.b

15. Trading liabilities (from Schedule RC-D)                                                              3548    4,092,000   15
16. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases) (from Schedule RC-M)                                                        3190   26,505,000   16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                              2920      222,000   18
19. Subordinated notes and debentures (4)                                                                 3200    5,037,000   19
20. Other liabilities (from Schedule RC-G)                                                                2930    6,295,000   20
                                                                                                                -----------
21. Total liabilities (sum of items 13 through 20)                                                        2948  199,890,000   21
                                                                                                                ===========
22. Minority interest in consolidated subsidiaries                                                        3000      106,000   22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                         3838            0   23
24. Common stock                                                                                          3230      201,000   24
25. Surplus (exclude all surplus related to preferred stock)                                              3839    9,173,000   25
26. a. Retained earnings                                                                                  3632    8,069,000   26.a
    b. Accumulated other comprehensive income (5)                                                         B530       98,000   26.b
27. 0ther equity capital components (6)                                                                   A130            0   27
                                                                                                                -----------
28. Total equity capital (sum of Items 23 through 27)                                                     3210   17,541,000   28
                                                                                                                -----------
29. Total liabilities, minority interest, and equity capital (sum of
    items 21, 22, and 28)                                                                                 3300  217,537,000   29
                                                                                                                ===========

Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1. Indicate in the box at the right the number of the statement below that                                RCFD    NUMBER
   best describes the most comprehensive level of auditing work performed                                 ----  -----------
   for the bank by independent external auditors as of any date during 2001                               6724          N/A   M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on the bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

----------

(1) Includes total demand deposits and noninterest-bearing time and saving deposits.

(2) REPORT OVERNIGHT FEDERAL HOME LOAN BANK ADVANCES IN SCHEDULE RC, ITEM 16, "OTHER BORROWED MONEY."

(3) INCLUDES ALL SECURITIES REPURCHASE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF MATURITY

(4)   Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)   Includes treasury stock and unearned Employee Stock Ownership Plan shares.